EXHIBIT 99.2

Investor Presentation
First Quarter 2015
Steve Gardner
President & Chief Executive Officer
sgardner@ppbi.com
949-864-8000

Forward-Looking Statements
The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such
statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company.
There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; technological and social media changes; the effect of acquisitions that the Company has made or may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and deterioration in values of
California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-
time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial
Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company;
changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United
States and abroad; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-
looking statements included herein to reflect future events or developments.

CA
Los Angeles
San Bernardino
Riverside
Corona
Los Alamitos
Tustin
Seal Beach
Palm Springs (2)
Irvine
Palm Desert (2)
Huntington Beach
Newport Beach
Encinitas
San Diego (2)

Russell Investments

NASDAQ®

16 Full-Service
Branch Locations
Company Profile
Exchange / Listing
NASDAQ: PPBI
Focus
Small & Mid-Market
Businesses
Total Assets
$2.8 Billion
Branch Network
Note: Financial information as of the quarter ending 3/31/2015
Note: Market data as of 5/7/2015
Pacific Premier Branch Footprint
Headquarters
Irvine, CA
# of Research Analysts
5 Analysts
Market Cap
$331.5 Million
Avg. Daily Volume
51,307 Shares
Note: Map does not include PPBI offices outside of California

Strategic Plan Execution
Pre 2008
▪ Conversion from a thrift to a commercial bank
▪ Improve deposit base and diversify loan portfolio
▪ Regimented approach to credit management
2008 - 2012
▪ Organic growth driven by disciplined sales culture
▪ Geographic expansion through highly accretive FDIC-assisted acquisitions
 ▪ Canyon National Bank (CNB) - $209 million in assets at closing on 2/11/2011 (FDIC-Assisted)
 ▪ Palm Desert National Bank (PDNB) - $121 million in assets at closing on 4/27/2012 (FDIC-Assisted)
Next Stage
▪ Focus on producing EPS growth from scale, efficiency, balance sheet leverage
▪ Increase revenue from recurring fee income through growth in SBA lending
▪ Increase non-interest bearing deposit accounts to over 35% of deposit base
2013 - 2015
▪ Build out our commercial banking platform through acquisitions
 ▪ First Associations Bank (FAB) - $419 million in assets, closed on 3/15/2013 (151 days)
 ▪ San Diego Trust Bank (SDTB) - $208 million in assets, closed on 6/25/2013 (111 days)
 ▪ Infinity Franchise Holdings (IFH) - $80 million in assets, closed on 1/30/2014 (73 days)
 ▪ Independence Bank (IDPK) - $450 million in assets, closed on 1/26/2015 (96 days)

Deposit Composition - 12/31/2009

Interest Bearing Demand 4%
Non-Int. Bearing Demand 5%
Money Market 13%
Savings 10%
CDs 68%

Total Deposits: $618.7 Million

Deposit Composition - 3/31/2015

CDs 24%
Non-Int. Bearing Demand 30%
Savings 4%
Money Market 35%
Interest Bearing Demand 7%

Total Deposits: $2.0 Billion

Cost of Deposits: 0.33%

Commercial Bank Transformation - Deposit Composition
▪ 76% of deposits are non-CD deposits
▪ 30% of deposit balances are non-interest bearing deposits
▪ 91% of deposit balances are Core deposits *
Cost of Deposits: 1.79%
* Core deposits are all transaction accounts and non-brokered CD accounts below $250,000

Commercial & Industrial 5%
CRE - Own. Occ. 18%
CRE - Non-Own. Occ. 26%
Other 1%
1-4 Family 2%
Multifamily 48%

Warehouse 10%
Other 3%
Construction 5%
Commercial & Industrial 20%
1-4 Family 5%
CRE - Own. Occ. 17%
Multifamily 19%
CRE - Non-Own. Occ. 21%

Commercial Bank Transformation - Loan Composition
Loan Composition - 12/31/2009
Loan Composition - 3/31/2015
▪ Loan portfolio is high quality and well-diversified
▪ Business related loans represent 47% of total loans at 3/31/15
Total Loans: $576.3 Million
Total Loans: $2.1 Billion

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$619 $567 $807
$659 $556 $827
$829 $730 $961
$905 $978 $1,174
$1,306 $1,235 $1,714
$1,631 $1,616 $2,039
$2,043 $2,118 $2,753
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Mar-15
Total Deposits
Total Loans
Total Assets

Growth Driven Organically and Through M&A
Total Deposits, Total Loans and Total Assets
▪ Total deposits compound annual growth rate of 26% since 2009
▪ Total loans compound annual growth rate of 29% since 2009
▪ Total assets compound annual growth rate of 26% since 2009
Note: All dollars in millions

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$23.9
$27.4
$47.1
$58.4
$67.3
$87.0
$100.6
2009
2010
2011
2012
2013
2014
Q1-2015

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.12%
3.77%
4.55%
4.62%
4.18%
4.17%
3.99%
2009
2010
2011
2012
2013
2014
Q1-2015

Operating Revenue & Net Interest Margin
Net Interest Margin
Operating Revenue
▪ Meaningful operating revenue growth in each of the last several years
▪ Strength in net interest margin through loan pricing discipline and growth in core deposits
Note: Operating revenue = net interest income + noninterest income.
* Annualized
Note: All dollars in millions
*

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.14%
2.38%
2.85%
3.07%
3.53%
3.01%
3.33%
2009
2010
2011
2012
2013
2014
Q1-2015

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
63.8%
59.2%
56.5%
59.9%
64.7%
61.4%
64.6%
2009
2010
2011
2012
2013
2014
Q1-2015

Noninterest Expense & Efficiency
Noninterest Expense / Avg. Assets
Efficiency Ratio
▪ The Company continues to support its growth efforts by investing in talented producers
▪ The Company will realize benefits from economies of scale as it continues to grow
NOTE: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and non-recurring merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, other-than-temporary impairment recovery (loss) on investment securities, and gain on FDIC-assisted transactions.

PPB
Peers *
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80
1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21

Conservative Credit Culture
Nonperforming Assets to Total Assets (%)
▪ The Company has a history of pro-actively addressing credit issues through aggressive problem-asset resolution
 ▪ No troubled debt restructurings (“TDRs”)
 ▪ Loan sales utilized strategically to manage various risks
CNB Acquisition
2/11/11
PDNB Acquisition
4/27/12
* California peer group consists of all insured California institutions, from SNL Financial.

Overview of Q1 2015 Highlights
▪ Independence Bank acquisition closed in 3 months after signing the definitive, fully integrated and system conversion, in less than six months
▪ Independence Bank at acquisition adds $450 million in total assets, $333 million in loans, $336 million in deposits and $4.0 million in merger related expenses
▪ Diluted earnings per share of $0.09 adjusts to $0.21 excluding merger related expenses
▪ Return on average tangible common equity * of 4.04% adjusts to 9.24% excluding merger related expenses
▪ Return on average assets of 0.29% adjusts to 0.70% excluding merger related expenses
*Please refer to non-GAAP reconciliation
Stockholder Highlights
Financial Highlights
▪ Near record, diversified loan originations of $206 million during the first quarter
▪ Percent of total loans originated: Construction 21%, C&I 19%, Commercial owner occupied 11%, SBA 10%
▪ Organic loans increase approximately $169 million, an annualized growth rate of 42%
▪ Loan yield of 5.38% positively impacted by 12 bps from discount accretion related to the Independence Bank acquisition
▪ Organic deposit growth of approximately $76 million, an annualized growth rate of 19%
▪ Noninterest-bearing deposits increase to 30% of total deposits, while our cost of deposits dropped 3 bps to 33 bps
Other Highlights
▪ SBA loan pipeline is the highest in our history at $50 million
▪ No SBA sales in first quarter to maximize our return as we hold these loans for a slightly longer period
▪ Efficiency ratio of 64.63% without normal recurring loan sale gains

Rank	Company	Exchange	City, State	Total Assets
1	City National Corporation	NYSE	Los Angeles, CA	32,700,000
2	East West Bancorp, Inc.	NASDAQ	Pasadena, CA	29,906,835
3	PacWest Bancorp	NASDAQ	Los Angeles, CA	16,643,940
4	Cathay General Bancorp	NASDAQ	Los Angeles, CA	11,910,089
5	CVB Financial Corp.	NASDAQ	Ontario, CA	7,442,951
6	BBCN Bancorp, Inc.	NASDAQ	Los Angeles, CA	7,267,905
7	Banc of California, Inc.	NYSE	Irvine, CA	5,971,571
8	Opus Bank	NASDAQ	Irvine, CA	5,561,574
9	Farmers & Merchants Bank of Long Beach	OTCQB	Long Beach, CA	5,559,897
10	BofI Holding, Inc.	NASDAQ	San Diego, CA	5,194,721
11	Wilshire Bancorp, Inc.	NASDAQ	Los Angeles, CA	4,413,278
12	Hanmi Financial Corporation	NASDAQ	Los Angeles, CA	4,083,887
13	Community Bank	OTCQB	Pasadena, CA	3,577,879
14	**Pacific Premier Bancorp, Inc.**	**NASDAQ**	**Irvine, CA**	**2,753,000**
15	CU Bancorp	NASDAQ	Los Angeles, CA	2,406,960
16	Preferred Bank	NASDAQ	Los Angeles, CA	2,139,405
17	American Business Bank	OTCQB	Los Angeles, CA	1,506,812
18	California Republic Bancorp	OTCQB	Irvine, CA	1,345,269
19	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa, CA	1,060,189
20	Malaga Financial Corporation	OTCQB	Palos Verdes Estates, CA	973,000

Creating Scarcity Value
*Southern California includes LA, Orange, Imperial, Riverside, San Bernardino,
San Diego Counties
▪ Ranked 14th largest among exchange listed banks by total assets in Southern California*
Source: SNL Financial, as of 12/31/2014 or most recent quarter available
Note: Includes banks listed on NASDAQ/NYSE/OTCB. Excludes pending acquisition targets

▪ Small and middle market business banking focus
▪ Full suite of business banking services, including: cash
 management, payroll and merchant card services
▪ Customized C&I and commercial real estate loans
Commercial Banking Business Units
Business Banking
SBA Lending
HOA Banking
Warehouse Lending
Income Property Lending
▪ Small Business Administration (“SBA”) Loans
▪ California Capital Access Program (“Cal CAP”) Loans
▪ United State Department of Agriculture (“USDA”) Loans
▪ Bureau of Indian Affairs (“BIA”) Loans
▪ Nationwide leader of customized cash management,
 electronic banking services and credit facilities for:
 ▪ Home Owner Association (“HOA”) Companies
 ▪ HOA Management Companies
▪ Credit facilities and electronic banking services
 exclusively designed for large and small mortgage
 banking concerns
▪ Credit facilities and banking services for commercial
 real estate (“CRE”) investors
▪ Structured CRE and bridge loan flexibility
Construction Lending
▪ Construction loans for developers and owner users on
 residential and CRE properties
▪ New team assembled in first half of 2013
Franchise Lending
▪ Financing for established and experienced owner
 operators of Quick Serve Restaurants nationwide
▪ C&I and CRE loans secured by equipment and real
 estate
Nonprofit & Escrow Banking
▪ Customized credit solutions for nonprofits
▪ Specialized cash management and electronic banking
 products to meet escrow and title company needs

Disciplined Sales Culture Drives Organic Growth
▪ Business development team consists of early career sales executives with real estate or financial services experience
▪ Consistent calling effort identifies prospects
▪ Diligent monitoring and management of quantity and quality of lead generation
▪ Senior commercial bankers utilized to close new relationships
Business
Development /
Sales Infrastructure
Consistent
Contact
Lead
Generation
Management
Senior Commercial
Bankers Close New
Relationships

Acquisition & Integration Strategy
General Acquisition Criteria
Integration Strategy
▪ Look for strategic, financially compelling and
 culturally compatible organizations
 ▪ Favorable markets / demographics
 ▪ Must complement our business banking
 strategy
▪ Disciplined approach to analysis, pricing and
 structuring of each transaction
 ▪ Realistic cost savings assumptions
▪ Core customer retention
 ▪ Keeping franchise value intact
▪ Aggressive approach to timely and effective
 integration
▪ Identify key players that fit into our culture
 and who can add value to the organization
▪ Immediately meet with new customer base to
 begin cross-selling products and services
▪ Aggressive approach to disposition of any
 problem assets inherited in a transaction
▪ Diligent approach to acquisitive growth and business integration

Capital Resources
▪ Well capitalized and equipped to execute on the Company’s growth strategy
▪ Pure common equity capital structure (no TARP / preferred equity)
(1) Please refer to non-GAAP reconciliation
	As of March 31, 2015
	Well-Capitalized Requirement	Pacific Premier Bancorp, Inc.	Pacific Premier Bank
Shareholders' Equity		$ 273,247	$ 322,095
Tangible Common Equity (1)		$ 214,034	$ 262,882
Tier 1 Capital		$ 226,917	$ 265,765

Regulatory Capital Ratios:
Tier 1 Leverage Capital Ratio	5.00%	9.43%	11.03%
Common Equity Tier 1 Risk-based Capital Ratio	6.50%	9.32%	11.46%
Tier 1 Risk-Based Capital Ratio	8.00%	9.75%	11.46%
Total Risk Based Capital Ratio	10.00%	12.93%	12.07%

Tangible Common Equity Ratio (1)		7.95%	9.79%

140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
PPBI
SNL Bank
NASDAQ Bank
+105%
+60%
+53%

Superior Market Performance (PPBI)
Source: SNL Financial, market information as of 3/31/2015
▪ The Company’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank
 Index) in the market over the last 3 years
 ▪ Since March 2012, PPBI’s stock price is up 105% versus the SNL Bank at 60% and NASDAQ bank indices at 53%

▪ Achieve economies of scale and operating leverage as a $3.0 billion bank
▪ Positioned to deliver strong profitability through acquisition synergies
▪ Business lines that generate higher risk adjusted returns
▪ Proven track record of executing on acquisitions and organic growth
▪ Continue to evaluate attractive acquisition opportunities in California
▪ Deposit platform will fund continued loan growth
▪ Create scarcity value among banks in Southern California
PPBI Outlook
Continued Focus on Building Long-term Franchise Value

Appendix material
PPBI Supplemental Information

At And For The Three Months Ended				
	Mar-14	Jun-14	Sep-14	Dec-14	Mar-15
Balance Sheet					
Total Assets	$1,745,282	$1,921,525	$2,034,248	$2,038,897	$2,753,000
Total Gross Loans	1,325,469	1,466,350	1,547,911	1,628,445	2,130,853
Total Deposits	1,435,203	1,445,581	1,543,466	1,630,826	2,043,166
Gross Loans / Deposits	92.4%	101.4%	100.3%	99.9%	104.3%
Financial Performance					
Net Interest Income	$ 16,635	$ 17,698	$ 19,020	$ 19,267	$ 23,118
Provision for Loan Losses	949	1,030	1,284	1,421	1,830
Total Non-Interest Income	2,052	2,471	4,467	5,402	2,026
Total Non-Interest Expense	13,541	11,641	13,343	16,468	20,469
Net Income before Taxes	4,197	7,498	8,860	6,780	2,845
Provision for Taxes	1,565	2,855	3,410	2,889	1,056
Net Income	2,632	4,643	5,450	3,891	1,789
Diluted EPS	$ 0.15	$ 0.27	$ 0.31	$ 0.23	$ 0.09
Performance & Capital Ratios					
Return on Average Assets	0.64%	1.06%	1.14%	0.78%	0.29%
Return on Average Equity	5.77%	9.79%	11.25%	7.88%	2.96%
Return on Average Tangible Common Equity *	7.22%	11.96%	13.60%	9.56%	4.04%
Net Interest Margin	4.30%	4.26%	4.14%	4.02%	3.99%
Tangible Common Equity/ Tangible Assets *	9.30%	8.62%	8.43%	8.51%	7.95%
Tangible Book Value Per Share *	$ 9.26	$ 9.56	$ 9.90	$ 10.12	$ 10.01
Common Equity Tier 1 Risk-based Capital Ratio	N/A	N/A	N/A	N/A	9.32%
Tier 1 Risk-based Ratio	12.23%	10.99%	10.53%	10.30%	9.75%
Risk-based Capital Ratio	12.88%	11.62%	14.71%	14.46%	12.93%

Financial Highlight Trends
Note: All dollars in thousands, except per share.
*Please refer to non-GAAP reconciliation

PPBI					PPB
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2015
Total stockholders' equity	$ 188,860	$ 192,181	$ 197,857	$ 199,592	$ 273,247	$ 322,095
Less: Intangible assets	(29,324)	(29,071)	(28,817)	(28,564)	(59,213)	(59,213)
Tangible common equity	$ 159,536	$ 163,110	$ 169,040	$ 171,028	$ 214,034	$ 262,882
Total assets	$ 1,745,282	$ 1,921,525	$ 2,034,248	$ 2,038,897	$ 2,753,000	$ 2,743,909
Less: Intangible assets	(29,324)	(29,071)	(28,817)	(28,564)	(59,213)	(59,213)
Tangible assets	$ 1,715,958	$ 1,892,454	$ 2,005,431	$ 2,010,333	$ 2,693,787	$ 2,684,696
Common Equity ratio	10.82%	10.00%	9.73%	9.79%	9.93%	11.74%
Less: Intangibility equity ratio	(1.52%)	(1.38%)	(1.30%)	(1.28%)	(1.98%)	(1.95%)
Tangible common equity ratio	9.30%	8.62%	8.43%	8.51%	7.95%	9.79%
Basic shares outstanding	17,224,977	17,068,641	17,069,216	16,903,884	21,387,818	
Book value per share	$ 10.96	$ 11.26	$ 11.59	$ 11.81	$ 12.78	
Less: Intangible book value per share	(1.70)	(1.70)	(1.69)	(1.69)	(2.77)	
Tangible book value per share	$ 9.26	$ 9.56	$ 9.90	$ 10.12	$ 10.01

Non-GAAP Financial Measures
Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts.  We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets.  We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.  Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.
Note: All dollars in thousands, except per share data.

March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Net income	$ 2,632	$ 4,643	$ 5,450	$ 3,891	$ 1,789
Plus: Tax effected CDI amortization	159	157	156	145	160
Adjusted net income for return on average tangible common equity	$ 2,791	$ 4,800	$ 5,606	$ 4,036	$ 1,949
Plus: merger related expenses, net of tax					2,510
Adjusted net income for adjusted return on average tangible common equity					$ 4,459
Average stockholders' equity	$ 182,313	$ 189,673	$ 193,844	$ 197,620	$ 241,644
Less: Average core deposit intangible	6,501	6,248	5,994	5,741	6,909
Less: Average goodwill	21,109	22,950	22,950	22,950	41,657
Average tangible common equity	$ 154,703	$ 160,475	$ 164,900	$ 168,929	$ 193,078
Return on average common equity	5.77%	9.79%	11.25%	7.88%	2.96%
Plus: Intangible return on average tangible common equ	1.45%	2.17%	2.35%	1.68%	1.08%
Return on average tangible common equity	7.22%	11.96%	13.60%	9.56%	4.04%
Adjusted return on average tangible common equity					9.24%

Non-GAAP Financial Measures
For the quarter periods presented below, adjusted net income for return on average tangible common equity, adjusted net income for adjusted return on average tangible common equity and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts.  We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period.  We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our
capital position and ratios.   However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the GAAP measure of return on common stockholders’ equity is set forth below.
Note: All dollars in thousands

March 31, 2015
Net income	$	1,789
Plus merger related expenses, net of tax		2,510
Adjusted net income	$	4,299
Diluted earnings per share	$	0.09
Plus merger related expenses, net of tax		0.12
Adjusted diluted earnings per share	$	0.21
Return on average assets		0.29%
Plus merger related expenses, net of tax		0.41%
Adjusted return on average assets		0.70%

Non-GAAP Financial Measures
For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related expenses in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies.
Note: All dollars in thousands